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           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TCW GALILEO FUNDS, INC.
                              Dated March 1, 2000


     The section titled "Investment Advisory and Sub-Advisory Agreements" at page 42 is amended to add the following sentence to the first paragraph:

     The Adviser may reimburse third parties for shareholder servicing expenses for services provided the Class I shares from its investment advisory fees and other resources available to it.

     The sections titled "How to Buy and Redeem Shares" and "How to Exchange Shares" at pages 49 and 50, respectively, are amended to add the following:

     In general shares of the Asia Pacific Equities, European Equities, Japanese Equities and Latin America Equities Funds may be exchanged or redeemed at net asset value. However, shares of the Asia Pacific Equities, European Equities, Japanese Equities and Latin America Equities Funds held less than 90 days are redeemable at a price equal to 99% of the then net asset value per share. This 1% discount, referred to in the funds' Prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates, and does not benefit the Adviser in any way. The Company reserves the right to modify the terms of or terminate this fee in any way. The redemption discount will not be applied to
(a) a redemption of shares in the Asia Pacific Equities, European Equities, Japanese Equities or Latin America Equities Funds outstanding for 90 days or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by a fund), (d) a redemption of shares due to the death of the registered shareholder of a fund account, or due to the death of all registered shareholders of a fund account with more than one registered shareholder, (i.e., joint tenant account), or (e) a redemption of shares by the Company upon exercise of its right to liquidate accounts falling below the minimum account size by reason of
shareholder redemptions.    For this purpose and without regard to be shares
actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 90 days or more; and third, purchased shares held for less than 90 days. Finally, if a redeeming shareholder acquires shares through a transfer from another shareholder, applicability of the discount, if

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any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

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